Exhibit 99.3

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of August 2, 2005, (this “Agreement”) made among PXRE Reinsurance Ltd., a company organized and existing under the laws of Bermuda whose address of its registered or principal office is at 110 Pitts Bay Road, Pembroke HM 08, Bermuda (the “Pledgor”), and Citibank Ireland Financial Services PLC, (the “Pledgee”).

PRELIMINARY STATEMENTS.

(1)	The Pledgor and the Pledgee have entered into one or more Master Agreements (as defined in Annex A) pursuant to which the Pledgee may, from time to time, issue for the account of the Pledgor letters of credit or similar or equivalent instruments (each a “Credit” and, collectively, the “Credits”).

(2)	The Pledgor has agreed to collateralize its obligations to the Pledgee that result from time to time under each Master Agreement and in respect of the Credits issued thereunder, whether now existing or from time to time hereafter incurred or arising, as such obligations are more fully defined in Section 3 of this Agreement as the Secured Obligations.

(3)	The Pledgor and the Pledgee desire to execute and deliver this Agreement for the purpose of securing the Secured Obligations and subjecting the property hereinafter described to the Lien of this Agreement as security for the performance of the Secured Obligations.

(4)	The Pledgor has opened account number 851573 (together with any successor account opened and maintained for this purpose, the “Account”) with Citibank N.A. New York Offices at its office at 111 Wall Street, New York, New York 10043, U.S.A (the “Bank”).

NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to enter into transactions with and to provide services to the Pledgor and its subsidiaries pursuant to separate agreements or arrangements between such persons and the Pledgee, the parties hereto hereby agree as follows:

Section 1.     Defined Terms. Except as otherwise expressly provided herein, capitalized terms used herein shall have the meanings assigned to such terms in Annex A.

Section 2.     Grant of Security. Subject to and in accordance with the provisions of this Agreement, the Pledgor hereby assigns, pledges and grants to the Pledgee a first priority security interest in and a Lien on all of the Pledgor’s right, title and interest, whether now owned or hereafter acquired, in all of the following (collectively, the “Collateral”):

(i)	the Account;

(ii)	the Securities and any Instruments or other Financial Assets credited to the Account or otherwise acquired by the Pledgee in any manner and under its control as Collateral (the “Pledged Securities”) including, without limitation Securities of the type and in the aggregate amounts specified in Schedule 1 hereto and any Securities Account and Security Entitlement in respect of the Account, the Pledged Securities or any of them;

(iii)	all additional Investment Property (including without limitation Securities, Security Entitlements, Financial Assets, or other property), and all funds, cash or cash equivalents (together with any applicable Account or Securities Account) from time to time (A) received, receivable or otherwise distributed in respect of or in exchange or substitution for any other Collateral (all such funds, cash or cash equivalents to be Financial Assets for the purposes of this Agreement) or (B) otherwise acquired by the Pledgee in any manner and delivered to the Pledgee or under the control of the Pledgee as Collateral; and

(iv)	All proceeds (including, without limitation, cash proceeds) of any or all of the foregoing, including without limitation, proceeds that constitute property of the types described in clauses (i), (ii) and (iii) above.

Section 3.     Security of Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under each Master Agreement (including all contingent obligations with respect to credit(s) issued by the Pledgee for the Pledgor’s account) and this Agreement, whether for principal, interest, fees, expenses or otherwise and the payment of any and all expenses (including reasonable counsel fees and expenses) incurred by the Pledgee in enforcing any rights under this Agreement (all such obligations being the “Secured Obligations”). This Agreement is intended to convey to the Pledgee control of all Security Entitlements in, and the right to direct dispositions of all cash deposits from, the Account for the purposes of sections 9-106(c) and 9-104(b) of the NYUCC.

Section 4.     Delivery of Security Collateral.

(a)	On or prior to the date hereof, the Pledgor shall transfer or credit, or cause to be transferred or credited, all of the Pledged Securities to the Pledgee or to an Account or a Securities Account under arrangements reasonably acceptable to the Pledgee. Pledgor shall deliver all other Collateral to the Pledgee or to a Securities Intermediary subject to the control of the Pledgee under arrangements reasonably acceptable to the Pledgee. Upon the occurrence of and during the continuance of an Event of Default (as hereinafter defined), the Pledgee shall have the right, at any time it reasonably determines is necessary or desirable to enable the Pledgee to better perfect or protect the security interests granted hereunder, upon notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Collateral.

(b)	At any time during the continuance of an Event of Default and upon thirty (30) days notice, the Pledgee may require the Pledgor to transfer the Collateral from the Account to an account at Citibank, N.A. (London, England branch) and to execute a replacement deposit agreement (in substantially the customary form used by the Pledgee, a copy of which deposit agreement has been provided to Pledgor) in substitution for this Agreement.

Section 5.     Use of Proceeds. Proceeds that are received in respect of any Collateral shall be held as cash held as Collateral as provided in Section 2 of this Agreement.

Section 6.     Representations and Warranties. The Pledgor represents and warrants as follows:

(a)	The Pledgor is a company duly organized and validly existing under the laws of its incorporation and has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals except where such failure would not have a material adverse effect on the Pledgor’s business) to execute, deliver and perform this Agreement.

(b)	The execution, delivery and performance by the Pledgor of this Agreement, and the consummation of the transactions contemplated hereby, are within the Pledgor’s corporate powers and have been duly authorized by all necessary corporate action.

(c)	The execution, delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of law, rule or regulation applicable to the Pledgor; (ii) conflict with the charter or by-laws or substantively similar constitutive documents of the Pledgor; or (iii) conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than the Lien in favour of the Pledgee created hereby) upon any of the property or assets of the Pledgor or any of its subsidiaries, under any indenture, loan agreement, mortgage, deed of trust or other material instrument or agreement to which the Pledgor or any of its subsidiaries may be or become a party or by which it may be or become bound or to which the property or assets of the Pledgor or any of its subsidiaries may be or become subject.

(d)	No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Pledgor of the security interest granted hereby, for the pledge by the Pledgor of the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the pledge and security interest created hereby (including the first priority nature of such pledge or security interest) or (iii) for the exercise by the Pledgee of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except (x) as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally and (y) as have been previously obtained and are in full force and effect.

(e)	This Agreement has been duly executed and delivered by the Pledgor. This Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency reorganization, moratorium and similar laws affecting creditors’ rights generally and equitable principles (whether enforcement is sought by proceedings in equity or at law).

(f)	The Pledgor is the legal and beneficial owner of the Collateral and the Pledgor has and shall at all times have rights in, and good and marketable title to, the Collateral, free and clear of all Liens and “adverse claims” (as such term is defined in Section 8-102(a)(1) of the NYUCC), save as may have been disclosed by the Pledgor to the Pledgee in writing prior to the date of this Agreement. Liens in favour of Citibank, N.A. and its affiliates securing the Pledgor’s reimbursement obligations to Citibank, N.A. in connection with the issuance of letters of credit shall be deemed to have been disclosed in writing to the Pledgee.

(g)	To the best of the Pledgor’s knowledge, no default has occurred under or with respect to any Collateral as of the date hereof.

(h)	(i) This Agreement and the pledge of the Collateral pursuant hereto create a valid security in the Collateral, securing the payment of the Secured Obligations, (ii) this Agreement and the related Account Control Agreement, dated August __, 2005, by and among the Pledgor, the Pledgee and Citibank, N.A. New York Offices are sufficient to perfect such security interest to the extend perfection is governed by the NYUCC. and (iii) assuming the Pledgee has no notice of any Liens or “adverse claims” (as such terms is defined in Section 8- 102(a)(1) of the NYUCC) with respect to the Collateral, the Pledgee will take the Collateral free and clear of any Liens and adverse claims.

(i)	The Pledgor is subject to civil and commercial law with respect to its obligations hereunder, and the execution, delivery and performance by the Pledgor of its obligations under this Agreement constitute private and commercial acts rather than public or governmental acts. Neither the Pledgor nor any of its properties has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of its jurisdiction of organization.

(j)	(A) This Agreement is in proper legal form under all applicable laws of the United States of America and the Pledgor’s jurisdiction of organization for the enforcement thereof against the Pledgor in accordance with its terms. To ensure the legality, validity, enforceability or admissibility into evidence of this Agreement it is not necessary that this Agreement or any other document be filed or recorded with any governmental authority of the Pledgor’s jurisdiction of organization or that any stamp or similar tax be paid on or in respect of this Agreement or any other document delivered pursuant hereto.

(B) It is not necessary (X) in order for the Pledgee to enforce any rights or remedies under this Agreement or (Y) solely by reason of the execution, delivery and performance of this Agreement by the Pledgee, that the Pledgee be licensed or qualified with any governmental authority of the Pledgor’s jurisdiction of organization or of the United States of America or be entitled to carry on business in the Pledgor’s jurisdiction of organization or the United States of America.

(k)	The Pledgor shall cause Securities of the type specified in Schedule 1 to be pledged as Collateral so that at all times the Adjusted Value (as defined in Schedule 1) of such Securities shall equal or exceed an amount equal to 100% of the aggregate amount of the then outstanding Credits (the “Required Account Value”); and without limiting the foregoing, if at any time the Pledgor is not in compliance with the requirements of this subsection (k), the Pledgor shall forthwith cause additional Securities of the type specified in Schedule 1 to be held as Collateral pursuant to Section 2 to the extent required to cause the Pledgor to be in compliance with this subsection (k).

Section 7.     Further Assurances.

(a)	The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further Instruments and documents, and take all further action, that may be necessary and that the Pledgee may reasonably request, in order to continue, perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other Instruments or notices, as may be necessary and as the Pledgee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

Section 8.     Distributions; Entitlement Orders.

(a)	Other than upon and during the continuance of an Event of Default, the Pledgor shall be entitled to receive and retain any and all distributions paid in respect of the Pledged Securities; provided, however, that any and all

(i)	distributions paid or payable other than in cash in respect of, and Instruments, Financial Assets and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral; and

(ii)	cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be forthwith delivered to the Pledgee to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement) to the extent the Collateral is less than the Required Account Value.

(b)	The Pledgee shall only be entitled to give Entitlement Orders to the Bank with regard to financial assets in the Account without the further consent of the Pledgor after the occurrence and during the continuance of an Event of Default.

(c)	For the purposes of this Section 8 and Sections 4, 10 and 14 hereof, the term “Event of Default” shall mean a failure of the Pledgor to perform in any material respect any of its obligations under each Master Agreement or this Agreement, which failure shall continue unremedied for seven (7) Business Days after written notice thereof shall have been given by the Pledgee to the Pledgor.

(d)	The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the interest payments that it is authorized to receive and retain pursuant to paragraph (a) above.

Section 9.     Transfer and Other Liens. The Pledgor shall not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, including any right to give any Entitlement Order with respect to the Collateral, except for the pledge, assignment and security interest created by this Agreement.

Section 10.     Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor’s attorney-in-fact, with full authority during the continuance of an Event of Default in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time to take any action and to execute any instrument that the Pledgee may reasonably deem necessary to accomplish the purposes of this Agreement.

Section 11.     Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, after receipt of a written request from the Pledgee to do so, the Pledgee may (but shall have no obligation to) itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 15(b) hereof.

Section 12.     The Pledgee’s Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.

Section 13.     Security Interest Absolute. The obligations of the Pledgor under this Agreement are independent of the Secured Obligations and any agreement with respect to the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against the Pledgor or whether the Pledgor is joined in any such action or actions. All rights of the Pledgee and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

(a)	any lack of validity or enforceability of each Master Agreement or any other agreement or instrument relating thereto;

(b)	any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or each Master Agreement, including, without limitation, any increase in the Secured Obligations;

(c)	any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

(d)	any manner of application of the Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Pledgor or any of its subsidiaries;

(e)	any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its subsidiaries; or

(f)	any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest.

Section 14.     Remedies. If an Event of Default shall have occurred and be continuing:

(a)	The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NYUCC and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)	All cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 15) in whole or in part by the Pledgee against all or any part of the Secured Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(c)	The Pledgee may, without notice to the Pledgor, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Collateral or any part thereof.

Section 15.     Indemnity and Expenses.

(a)	The Pledgor agrees to indemnify the Pledgee and its affiliates and its (and its affiliates’) officers, directors, employees, agents, attorneys and advisors (each, an “Indemnified Person”) from and against any and all claims, damages, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, losses or liabilities resulting from such Indemnified Person’s gross negligence, bad faith, or willful misconduct.

(b)	The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents that the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Pledgee hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

Section 16.     Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefor, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Pledgee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 17.     Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier or telegraphic communication) and, mailed, telegraphed, telecopied, or delivered if to the Pledgor, Attention: Bob Myron, Senior Vice Preseident and Chief Financial Officer, at 110 Pitts Bay Road, Pembroke HM 08, Bermuda, Telephone +1 (441) 296-5858, Facsimile +1 (441) 296-6162 or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 17. All such notices and communications shall, when mailed or telecopied, be effective five Business Days after deposit in the mail, or when telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

Section 18.     Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon the Pledgor and the Pledgee and their respective successors and permitted assigns and (c) inure, together with the rights and remedies of the Pledgee and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), with the Pledgor’s prior written consent (which shall not be unreasonably withheld, provided that the Pledgor’s consent shall not be required for assignments to any holding company, subsidiary or affiliate of Citigroup Inc.), the Pledgee may assign or otherwise transfer to any other Person all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. The Pledgor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Pledgee such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps related to the Collateral and other property or rights covered by the security interest hereby granted, which the Pledgee deems reasonably necessary to perfect, preserve or protect its security interest in the Collateral, including any actions which may be required as a result of any amendment or supplement to applicable laws, including the NYUCC.

Section 19.     Release and Termination.

(a)	Upon the later of the payment in full in cash of the Secured Obligations or any termination as provided in each Master Agreement, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the Pledgor’s expense execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

(b)	If at any time the Adjusted Value of the Securities pledged exceeds the Required Account Value at such time, the Pledgee shall release such excess to the Pledgor as soon as reasonably practicable thereafter, but in any event within five (5) Business Days after receipt of written notice from the Pledgor requesting the release of such excess.

Section 20.     Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, except to the extent that the validity or perfection of the security interest hereunder in respect of any particular collateral is mandatorily governed by the laws of a jurisdiction other than the state of New York, in which case the laws of such other jurisdiction shall govern such matters.

Section 21.     Jurisdiction, Venue.

(a)	The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State or Federal court (to the extent such court has subject matter jurisdiction) sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or for the recognition and enforcement of any judgment, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Pledgor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Pledgor hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Pledgor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Pledgor at its address specified in Section 17. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b)	Nothing in this Section 21 shall affect the right of the Pledgee to serve legal process in any other manner permitted by applicable law or affect any right which the Pledgee would otherwise have to bring any action or proceeding against the Pledgor or its property in the courts of any other jurisdiction.

(c)	To the extent that the Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Pledgor, to the extent permitted by law, hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waives set forth in this subsection (c) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

SECTION 22.     WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PLEDGEE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 23.     Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 24.     Severability. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

Section 25.     Termination of Prior Agreement. The parties agree that any prior pledge agreement with respect to the Collateral is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PXRE REINSURANCE LTD.

BY:

  /s/ Robert P. Myron
Name: Robert P. Myron
Title: SVP & CFO

CITIBANK IRELAND FINANCIAL SERVICES PLC

BY:

  /s/ David Astwood
Name:
Title:

SCHEDULE 1

The Pledgor shall provide security in the form of cash, or alternatively Eligible Securities (as defined below) with an Adjusted Value (as defined below) equal to 100% of the Secured Obligations (as defined in the Pledge Agreement), provided, however, that only Type A Eligible Securities shall be permitted as security for the first $100,000,000 of the Secured Obligations.

“Eligible Securities” shall consist of Type A Eligible Securities and Type B Eligible Securities.

“Type A Eligible Securities” shall be defined as several:

Securities issued by the US Government
Federal Home Loan Mortgage Corp. (“Freddie Macs”)
Federal Home Loan Bank
Federal National Mortgage Association (“Fannie Maes”)
Government National Mortgage Corporation (“GNMAs”)
in each case rated AAA.

“Type B Eligible Securities” shall be defined as Securities issued by corporations, in each case rated AA or AA equivalent or better, and not more than 10% by value of the collateral shall be represented by bonds issued by any one issuer and each bond within the charged portfolio shall mature not more than 10 years after the date on which it comes within the charged portfolio.

“Adjusted Value” shall mean:
(i)	with respect to Type A Eligible Securities, 91% of the fair market value of such securities;
(ii)	with respect to Type B Eligible Securities, 86% of the fair market value of such securities;
(iii)	with respect to cash, 100% of the value of such cash amounts.

ANNEX A

          CERTAIN DEFINED TERMS

(a)	Capitalized terms used herein shall have the respective meanings ascribed to them below:

“Business Day” means a day (other than a Saturday or Sunday) on which the banks are generally open for business in London, Dublin and New York City.

“Collateral” has the meaning specified therefor in Section 2 hereof.

“Entitlement Holder” means a Person that (i) is an “entitlement holder” as defined in Section 8-102(a)(7) of the NYUCC (except in respect of a Book-entry Security); and (ii) in respect of any book-entry Security, is an “entitlement holder” as defined in 31 C.F.R. ?357.2 (or, as applicable to such book-entry Security, the corresponding Federal Book-Entry Regulations governing such book-entry Security) which, to the extent required or permitted by the Federal Book-Entry Regulations, is also an “entitlement holder” as defined in Section 8-102(a)(7) of the NYUCC.

“Entitlement Order” shall have the meaning set forth in Section 8-102(a)(8) of the NYUCC and shall include, without limitation, any notice or related instructions from the Pledgee directing the transfer or redemption of the Collateral or any part thereof.

“Federal Book-Entry Regulations” means the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)” governing book-entry securities consisting of United States Treasury securities, U.S. Treasury bonds, notes and bills) and Subpart D (“Additional Provisions”) of 31 C.F.R. Part 357, 31 C.F.R. ? 357.10 through ?357.14 and ?357.41 through ?357.44 (including related defined terms in 31 C.F.R. ?357.2), as amended by regulations published at 61 Fed. Reg. 43626 (August 23, 1996) and as amended by an subsequent regulations.

“Master Agreement” means each agreement (as from time to time amended, varied supplemented, novated or assigned) between the Pledgor (or by any person for or on behalf of the Pledgor) and the Pledgee, pursuant to which the Pledgee has established, maintained, amended, renewed or substituted or arranged for the establishment, maintenance, amendment, renewal or substitution of a Credit.

“Lien” means any mortgage, pledge, attachment, lien, charge, claim, encumbrance, lease or security interest, easement, right of first or last refusal, right of first offer or other option or contingent purchase right.

“NYUCC” means the Uniform Commercial Code from time to time in effect in the State of New York.

“Person” means any individual, corporation, partnership, joint venture, foundation, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any agency or instrumentality of any thereof.

“Required Account Value” has the meaning specified therefor in Section 6(k) hereof.

“Secured Obligations” has the meaning specified therefor in Section 3 hereof.

“Secured Intermediary” means a Person that (i) is a “securities intermediary” as defined in Section 8-102(a)(14) of the NYUCC and (ii) in respect of any U.S. Government Obligations, is also a “securities intermediary” as defined in 31 C.F.R. ?357.2.

“Security Control” means “control” as defined in Section 9-115(1)(e) of the NYUCC.

“Security Entitlement” means (i) security entitlement” as defined in Section 8-102(a)(17) of the NYUCC (except in respect of a U.S. Government Obligation); and (ii) in respect of any U.S. Government Obligation, a “security entitlement” as defined in 31 C.F.R. ?357.2 which, to the extent required or permitted by the Federal Book-Entry Regulations, is also a “security entitlement” as defined in Section 8-102(a)(17) of the NYUCC.

“STRIPS” shall have the meaning thereof set forth in Section 357.2 of the Federal Book-Entry Regulations.

“U.S. Government Obligations” means all of the United States Treasury securities (including STRIPS) maintained in the commercial book-entry system entitled Treasury/Reserve Automated Debt Entry System (“TRADES”) pursuant to the Federal Book-Entry Regulations or pursuant to a successor system.

(b)      NYUCC Terms. Terms defined or referenced in the NYUCC and not otherwise defined or referenced herein are used herein as therein defined or referenced. In particular, the following terms are used herein as defined or referenced in the respective NYUCC sections indicated below: “Account”: Section 9-106; “Entitlement Order”: Section 8-102(a)(8); “Financial Asset”: Section 8-102(a)(9); “Instrument”: Section 9-105(I)(i); “Investment Property”: Section 9-115(1)(f); “Person”: Section 1-201(30); “Securities Account”: Section 8-501(a); “Security”: Section 8-102(a)(15).